Exhibit 10.2

Execution Version

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

This First Amendment to Note Purchase Agreement (this “Amendment”), dated as of December 29, 2022 (the “First Amendment Effective Date”), to that certain Note Purchase Agreement, dated as of September 21, 2022 (the “Existing Note Purchase Agreement”; as amended by this Amendment, and as the same may be further amended, modified or supplemented, the “Note Purchase Agreement”), is among Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (formerly known as Falcon Minerals Operating Partnership, LP, a Delaware limited partnership) (the “Issuer”), each of the Subsidiaries of Issuer party hereto as Guarantors, the various Holders party hereto (the “Holders”), and U.S. Bank Trust Company, National Association, as agent for the Holders (in such capacity, the “Agent”).

RECITALS:

WHEREAS, the Issuer has requested that the Agent and the Holders consent to certain amendments to the Existing Note Purchase Agreement and the Agent and the Holders party hereto are willing to agree to this Amendment, on the terms and subject to the conditions contained herein;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement. Unless otherwise indicated, all section references in this Amendment refer to sections of the Note Purchase Agreement.

SECTION 2. Amendments to the Existing Note Purchase Agreement.

Section 2.01 Section 1.02 is hereby amended by adding the following new defined terms where alphabetically appropriate to read in their entirety as follows:

“Brigham Borrowing Base” means, at any particular time, the Dollar amount determined to be the “Borrowing Base” under and as defined in, and as redetermined or otherwise adjusted in accordance with the terms of, the Brigham RBL Credit Agreement (as in effect on the First Amendment Effective Date).

“Brigham Entities” means Brigham Minerals Holdings, LLC, a Delaware limited liability company, and the Subsidiaries thereof, including Brigham Resources, LLC, a Delaware limited liability company, Brigham Minerals, LLC, a Delaware limited liability company, and Rearden Minerals, LLC, a Delaware limited liability company.

“Brigham Loan Papers” means, collectively, each “Loan Paper” as defined in the Brigham RBL Credit Agreement as in effect on the First Amendment Effective Date.

“Brigham RBL Credit Agreement” means that certain Credit Agreement dated as of May 16, 2019, among Brigham Resources, each of the lenders from time to time party thereto and Wells Fargo Bank, N.A., as administrative agent, as amended on or prior to the First Amendment Effective Date and as such agreement may be further amended, extended, supplemented, waived or otherwise modified from time to time.

“Brigham Unrestricted Subsidiary Distribution” has the meaning set forth in Section 7.04(h).

“Fold In” means the designation of each of the Brigham Entities as (a) Restricted Subsidiaries under this Agreement and (b) “Restricted Subsidiaries” (as defined in the RBL Credit Agreement) under the RBL Credit Agreement.

“Fold In Date” means the date of consummation of the Fold In.

“Permitted Intercompany Activities” means any services rendered or transactions between or among the Issuer and its Subsidiaries (for the avoidance of doubt, including Unrestricted Subsidiaries) in respect of (a) payroll, purchasing and insurance, (b) management, technology and licensing arrangements and (c) land file and revenue statement administration, land management services, engineering services, mineral and royalty management and administration, lease negotiation and any other similar activities that are necessary or advisable to the business of the Issuer and its Subsidiaries (including Unrestricted Subsidiaries); provided that Permitted Intercompany Activities shall not include any purchase, sale, lease or exchange of any cash, Oil and Gas Properties or other Property between or among TopCo, the Parent, the Issuer and its Subsidiaries (for the avoidance of doubt, including Unrestricted Subsidiaries).

“Specified Unrestricted Period” means the period commencing on Brigham Merger Closing Date and ending on the earlier of (a) the Fold In Date and (b) June 30, 2023.

“Permitted Tax Distribution” means, (a) for any taxable period (or portion thereof) for which any of the Note Parties are members of a consolidated, combined, unitary or similar income or franchise tax group for U.S. federal or applicable state or local income or franchise tax purposes of which TopCo or any direct or indirect parent company of TopCo is the common parent (a “Tax Group”) or for which the Issuer is a partnership or disregarded entity for U.S. federal or applicable state or local income or franchise tax purposes in any applicable taxing jurisdiction that is wholly-owned (directly or indirectly) by an entity that is taxable as a corporation for such income or franchise tax purposes, cash distributions to pay the portion of any U.S. federal, state or local income or franchise taxes (as applicable) of such Tax Group or such parent company for such taxable period that are attributable to the net taxable income of the Note Parties (and, to the extent permitted below, the applicable Unrestricted Subsidiaries); provided that a distribution under this clause shall not exceed the amount of Taxes that the Note Parties would have paid as a single corporation or as a stand-alone Tax Group, and (b) without duplication of amounts payable under clause (a), with respect to any taxable period during which the Issuer is a partnership for U.S. federal income tax purposes, or is disregarded as separate from an entity classified as a partnership for United States federal income tax purposes, cash distributions to the holders of its Equity Interests, on or prior to each estimated tax payment date as well as each other applicable due date, in an amount described in Section 4.01(b) of the Agreement of Limited Partnership of the Issuer (as in effect on the Amendment No. 1 Effective Date); provided that, notwithstanding the foregoing, distributions or dividends under this definition in respect of any Unrestricted Subsidiary shall be permitted only to the extent that cash distributions were made by such Unrestricted Subsidiary to the Issuer or any of its Restricted Subsidiaries for such purpose.”

Section 2.02 Section 1.02 is hereby amended by amending and restating the following definitions in their entirety to read as follows:

“Brigham Merger Closing Date” means (a) with respect to (i) the definitions of “Change in Control” and “Permitted Holders” and (ii) Section 7.05(l), the Closing Date (as defined in the Brigham Merger Agreement) and (b) otherwise, the Fold In Date.

“Brigham Permitted Holders” means (a) Pine Brook BXP Intermediate, L.P., Pine Brook BXP II Intermediate, L.P., Pine Brook PD Intermediate, L.P., (b) Warburg Pincus Private Equity (E&P) XI-A (Brigham), LLC, Warburg Pincus XI (E&P) Partners-A (Brigham), LLC, Warburg Pincus Energy (E&P) Partners-A (Brigham), LLC, Warburg Pincus Energy (E&P)-A (Brigham), LLC, (c) Yorktown Energy Partners IX, L.P., Yorktown Energy Partners X, L.P., Yorktown Energy Partners XI, L.P., YT Brigham Co Investment Partners, LP, and (d) any of the foregoing Persons’ Affiliates (other than portfolio companies thereof) or any fund managed or administered by any such Person or any of its Affiliates.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic (DNR) region of Ukraine, the non-government controlled areas of Zaporizhzhia and Kherson, the so-called Luhansk People’s Republic (LNR) region of Ukraine, the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria).

“TopCo” means Snapper Merger Sub I, Inc., a Delaware corporation, to be renamed “Sitio Royalties Corp.” upon consummation of the Brigham Merger on the Brigham Merger Closing Date.

Section 2.03 Section 1.02 is hereby amended by amending and restating the clause (c) of definition “Change in Control” as follows: “(c) on or after the Brigham Merger Closing Date, TopCo shall cease to (i) own 100% of the voting interest in the Equity Interests of Parent or (ii) Control Parent;”.

Section 2.04 Section 1.02 is hereby amended by adding the following at the end of clause (a) of the definition “Consolidated Net Income”: “provided that, for purposes of calculating Discretionary Cash Flow for any Fiscal Quarter, Consolidated Net Income shall not include the amount of any Brigham Unrestricted Subsidiary Distributions received by the Issuer or any Consolidated Restricted Subsidiaries during such Fiscal Quarter solely to the extent such Brigham Unrestricted Subsidiary Distributions were distributed by the Issuer to the holders of its Equity Interests within five (5) Business Days after the Issuer’s or a Consolidated Restricted Subsidiary’s receipt of the corresponding Brigham Unrestricted Subsidiary Distribution;”.

Section 2.05 Section 1.02 is hereby amended by adding the following at the end of clause (b)(iii) of the definition “Discretionary Cash Flow”: “(other than, during the Specified Unrestricted Period, any such Permitted Tax Distributions in respect of the Brigham Entities that are Unrestricted Subsidiaries for which one or more corresponding Brigham Unrestricted Subsidiary Distributions were made to fund such Permitted Tax Distributions and such Permitted Tax Distributions were funded within five (5) Business Days after the Issuer’s or a Consolidated Restricted Subsidiary’s receipt of the corresponding Brigham Unrestricted Subsidiary Distribution)”.

Section 2.06 Section 1.02 is hereby amended by amending and restating the last sentence of the definition of “Disposition” in its entirety to read as follows:

It is understood and agreed that “Disposition” and “Dispose” and “Disposed” shall not be deemed to include any issuance by the Issuer, the Parent or TopCo of any of its Equity Interests to another Person or by any Restricted Subsidiary of any of its Equity Interests to the Issuer or another Restricted Subsidiary.

Section 2.07 Section 1.02 is hereby amended by amending and restating clause (b)(iv) of the definition of “EBITDA” in its entirety to read as follows:

(iv) one-time transaction costs and expenses (including, for the avoidance of doubt, legal and accounting costs and expenses, retention charges and severance costs) incurred in connection with the negotiation, execution, delivery and consummation of (A) the Transactions, (B) the other transactions contemplated by this Agreement and the other Note Documents, (C) the Transactions (as defined in the RBL Credit Agreement), the First Amendment Transactions (as defined in the RBL Credit Agreement), the Second Amendment Transactions (as defined in the RBL Credit Agreement), the Third Amendment Transactions (as defined in the RBL Credit Agreement) and the Fourth Amendment Transactions (as defined in the RBL Credit Agreement), (D) the other transactions contemplated by the RBL Credit Agreement and the RBL Loan Documents and (E) the transactions expressly permitted by the Existing Credit Agreement (as defined in the RBL Credit Agreement) and the other “Loan Documents” as described in the Existing Credit Agreement which occurred prior to the Effective Date (as defined in the RBL Credit Agreement),

Section 2.08 Section 1.02 is hereby amended by adding “TopCo,” immediately prior to each reference to “the Parent” in the definitions of “Net Asset Sale Proceeds” and “Net Casualty Event Proceeds”.

Section 2.09 Section 1.02 is hereby amended by adding the following at the end of the definition “Parent”: “, to be re-named “STR Sub Inc.” upon consummation of the Brigham Merger.

Section 2.10 Section 1.02 is hereby amended by amending and restating the definition of “Permitted Equity Acquisition” in its entirety to read as follows: “

“Permitted Equity Acquisition” means the acquisition, by merger or otherwise, by the Issuer or any Guarantor of Equity Interests (other than Disqualified Capital Stock) in another Person, so long as (a) at the time of and immediately after giving effect thereto, no Event of Default has occurred and is continuing or would result therefrom, (b) after giving effect to such acquisition, the Issuer will be in compliance with Section 7.06, (c) all actions required to be taken with respect to any acquired or newly formed Subsidiary under Section 6.13 shall have been taken or will be taken within the time periods set forth therein, and (d) the Consolidated Total Leverage Ratio, calculated on a pro forma basis immediately after giving effect to such acquisition and any related incurrence or repayment of Debt occurring in connection therewith, is (i) not greater than the Consolidated Total Leverage Ratio calculated immediately prior to giving effect to such acquisition and any related incurrence or repayment of Debt occurring in connection therewith and (ii) less than or equal to 3.50 to 1.00, in each case, as the Consolidated Total Leverage Ratio is recomputed on the date of such acquisition using (x) Total Net Debt outstanding on such date and (y) EBITDA for the most recently ended Rolling Period (or, if applicable, the relevant annualized period determined in accordance with the definition thereof) ending on the last day of the fiscal quarter immediately preceding such date for which financial statements are available.

Section 2.11 Section 1.02 is hereby amended by adding the following at the end of the definition “Retained Discretionary Cash Flow”: “(other than, during the Specified Unrestricted Period, any such Permitted Tax Distributions in respect of the Brigham Entities for which one or more corresponding Unrestricted Subsidiary Distributions were made to fund such Permitted Tax Distributions and such Permitted Tax Distributions were funded within five (5) Business Days after the Issuer’s or a Consolidated Restricted Subsidiary’s receipt of the corresponding Brigham Unrestricted Subsidiary Distribution)”.

Section 2.12 Section 4.13 is hereby amended by replacing the reference to “Section 4.17” therein with “Section 7.15”.

Section 2.13 (a) Section 6.01(a), Section 6.01(b) and the final paragraph of Section 6.01 are hereby amended by replacing each reference to “Parent” therein with “TopCo” and (b) Section 6.01(g) is hereby amended by adding “, TopCo” after each reference to “Parent” therein.

Section 2.14 (a) Section 6.01(a) is hereby amended by replacing (i) reference to “the Issuer and its Consolidated Subsidiaries” at the end of the first sentence thereof and (ii) the first reference to “the Issuer and its Consolidated Subsidiaries” in the second sentence thereof, in each case, with “the Issuer and its Consolidated Restricted Subsidiaries” and (b) Section 6.01(b) is hereby amended by replacing (i) reference to “the Issuer and its Consolidated Subsidiaries” at the end of the first sentence thereof and (ii) the first reference to “the Issuer and its Consolidated Subsidiaries” in the second sentence thereof, in each case, with “the Issuer and its Consolidated Restricted Subsidiaries”.

Section 2.15 Section 6.01(o) is hereby amended by adding the words “or TopCo” after the words “press release of the Issuer”.

Section 2.16 Section 7.04 is hereby amended by amending and restating clause (c) its entirety to read as follows:

(c) the Issuer may (i) if no Event of Default under Sections 8.01(a), 8.01(b), 8.01(h) or 8.01(i) exists immediately before and after giving effect to such Restricted Payment, declare and pay Permitted Tax Distributions and (ii) make distributions to any direct or indirect parent (including TopCo) to pay Public Company Compliance costs, operating expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including, without limitation, administrative, legal, accounting, and similar expenses payable to third parties), which are reasonable and customary and incurred in the ordinary course of business, plus any reasonable and customary indemnification claims made by directors or officers of TopCo, in each case to the extent such expenses and costs are directly attributable to the ownership or operations of TopCo, the Issuer and its Subsidiaries;

Section 2.17 Section 7.04 is hereby amended by (a) deleting the word “and” at the end of clause (f), (b) replacing the “.” at the end of clause (g) with “; and”, and (c) adding the following at the end thereof:

(h) during the Specified Unrestricted Period and thereafter until the Issuer delivers financial statements pursuant to Section 6.01(a) or Section 6.01(b), as applicable, in respect of the Fiscal Quarter in which the Fold In Date occurs, to the extent any Brigham Entity that is an Unrestricted Subsidiary (or any Brigham Entity that was an Unrestricted Subsidiary as of the last day of the Fiscal Quarter immediately preceding the Fiscal Quarter in which the Fold In Date occurs) pays a cash dividend or makes a cash distribution to the Issuer or any Consolidated Restricted Subsidiary (a “Brigham Unrestricted Subsidiary Distribution”), the Issuer may, within five (5) Business Days after receiving such Brigham Unrestricted Subsidiary Distribution, make one or more cash distributions to the holders of its Equity Interests in an aggregate amount not to exceed (i) the amount of such Brigham Unrestricted Subsidiary Distribution less (ii) any portion of such Brigham Unrestricted Subsidiary Distribution that was made for the purpose of funding a Permitted Tax Distribution in respect of the Brigham Entities that are Unrestricted Subsidiaries, so long as the conditions set forth in Section 7.04(d)(ii), Section 7.04(d)(iii) and Section 7.04(d)(iv) are satisfied with respect to each such distribution.

Section 2.18 Section 7.05(l) is hereby amended by (i) replacing the words ‘pro form’ with ‘pro forma’.

Section 2.19 Section 7.05(m) is hereby amended by (a) deleting the “.” and replacing with “; and”.

Section 2.20 Section 7.05 is hereby amended by adding the following new Section 7.05(n) to read in its entirety as follows:

(n) to the extent constituting Investments, (i) transaction expenses paid by the Issuer or any other Note Party on behalf of any of the Brigham Entities in connection with the Brigham Merger and (ii) after the Brigham Merger Closing Date and during the Specified Unrestricted Period, other payments made by the Issuer or any other Note Party on behalf of any of the Brigham Entities in an aggregate amount not to exceed $15,000,000.

Section 2.21 Section 7.13 is hereby amended and restated in its entirety to read as follows:

Section 7.13 Transactions with Affiliates. Except for (a) payment of Restricted Payments expressly permitted by Section 7.04, (b) Investments expressly permitted by Section 7.05(e), Section 7.05(m) or Section 7.05(n) and (c) during the Specified Unrestricted Period, Permitted Intercompany Activities, the Issuer will not, and will not permit any other Note Party to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than transactions between the Issuer and any Guarantor and transactions between Guarantors) unless such transaction is otherwise permitted under this Agreement and is upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm’s length transaction with a Person not an Affiliate. Notwithstanding anything to the contrary contained herein, the restrictions set forth in this Section 7.13 shall not apply with to (x) the acquisition permitted under Section 7.05(m), (y) the Investments permitted under Section 7.05(n) and (z) the merger permitted by the final sentence of Section 7.10.

Section 2.22 Section 7.14 is hereby amended and restated in its entirety to read as follows:

Section 7.14 Subsidiaries; Designation of Restricted and Unrestricted Subsidiaries.

(a) Unless designated in writing to the Agent by the Issuer in accordance with Section 7.14(b), any Person that becomes a Subsidiary of the Issuer or any of its Restricted Subsidiaries after the Closing Date (whether by formation, acquisition, merger or otherwise) shall be classified as a Restricted Subsidiary. Notwithstanding anything to the contrary contained in this Section 7.14, during the Specified Unrestricted Period, each of the Brigham Entities shall be classified as an Unrestricted Subsidiary without further action by any party hereto (and for the avoidance of doubt, without compliance with the requirements under Section 7.14(b)).

(b) The Issuer may designate, by prior written notice thereof to the Agent, any Restricted Subsidiary (including a newly formed or newly acquired Subsidiary) as an Unrestricted Subsidiary; provided that (i) both immediately before, and immediately after giving effect to such designation, no Event of Default or Borrowing Base Deficiency exists or would result from such designation, (ii) such Subsidiary is not a “restricted subsidiary” for purposes of any indenture or other agreement governing Debt for borrowed money of the Issuer or a Restricted Subsidiary; (iii) such designation shall be deemed to be an Investment in an amount equal to the fair market value of the Issuer’s direct and indirect ownership interest in such Subsidiary and such designation shall be permitted only to the extent such Investment is permitted under Section 7.05(g) or Section 7.05(l) on the date of such designation (without regard to any future fluctuations in value); (iv) such designation shall be deemed to be a Disposition pursuant to which the provisions of Section 7.11 shall apply; (v) after giving effect to such designation, such Subsidiary is in compliance with the requirements of Section 6.16; and (vi) the Agent shall have received a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Agent, certifying as to the satisfaction of the conditions and matters set forth in clauses (i)-(v) above (and, in the case of clause (i)(B) above, setting forth reasonably detailed calculations). Except as provided in this Section 7.14, no Subsidiary may be designated (and no Restricted Subsidiary may be redesignated) as an Unrestricted Subsidiary.

(c) The Issuer may designate by prior written notice thereof to the Agent any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that (i) both immediately before, and immediately after giving effect to such designation, (A) no Event of Default or Borrowing Base Deficiency exists or would result from such designation, (B) on a Pro Forma Basis, the Consolidated Total Leverage Ratio as of the last day of the most recently ended Rolling Period is less than or equal to 3.50:1.00, and (C) the representations and warranties of the Note Parties contained in this Agreement and each of the other Note Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of such date as if made on and as of the date of such designation (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such date), (iii) the designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall be deemed to be the incurrence at the time of designation of any Investment, Debt, or Liens of such Subsidiary existing at such time, and the Issuer shall be in compliance with Article VII after giving effect to such designation, (iv) immediately after giving effect to such designation, the Issuer and such Subsidiary shall be in compliance with the requirements of Section 6.13 and (v) the Agent shall have received a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Agent, certifying as to the satisfaction of the conditions and matters set forth in clauses (i)-(iv) above (and in the case of clause (i)(B) above, setting forth reasonably detailed calculations).

(c) The Issuer shall not, and shall not permit any Restricted Subsidiary to, Dispose of any Equity Interests in any Restricted Subsidiary except in compliance with Section 7.10, Section 7.11(d) or Section 7.11(e). Neither the Issuer nor any Restricted Subsidiary shall have any Foreign Subsidiaries and there shall be no Restricted Subsidiaries that are not Wholly-Owned Subsidiaries.

Section 2.23 Section 7.18 is hereby amended by adding a clause (c) at the end thereof to read as follows: “The Issuer will not, and will not permit any other Note Party to, amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Brigham Merger Agreement if the effect thereof would be materially adverse to the Holders.”.

Section 2.24 The Existing Note Purchase Agreement is hereby amended by including a new Section 7.21 directly following Section 7.20 as follows:

Section 7.21 Debt of Brigham Entities. So long as the Brigham Entities are classified as Unrestricted Subsidiaries, the Issuer will not permit any of the Brigham Entities to incur, create, assume or suffer to exist any Debt, except:

(a) Debt incurred under the Brigham RBL Credit Agreement and the other Brigham Loan Papers; provided that (i) all such Debt under the Brigham RBL Credit Agreement shall be incurred under a single conforming commercial banking revolving borrowing base facility for oil and gas secured loan transactions with no differentiation among the lenders and all such Debt is pari passu in right of payment, pricing, maturity, security and liquidation thereof, (ii) the Brigham Borrowing Base is a Conforming Borrowing Base and the Debt incurred under the Brigham RBL Credit Agreement is incurred subject to the terms of a Conforming Borrowing Base and (iii) the Person acting as administrative agent under the Brigham RBL Credit Agreement is a commercial bank, has experience acting as administrative agent for commercial banking secured revolving reserved based oil and gas credit facilities, has the ability and capacity to evaluate, propose and administer the Brigham Borrowing Base under the Brigham RBL Credit Agreement and is not an Affiliate of the Borrower; and

(b) other Debt permitted under Sections 9.1(b), 9.1(d) and 9.1(f) of the Brigham RBL Credit Agreement (as in effect on the First Amendment Effective Date) and Debt constituting a guarantee by any Brigham Entity of any Debt of one or more other Brigham Entities that is permitted under Sections 9.1(b), 9.1(d) and 9.1(f) of the Brigham RBL Credit Agreement (as in effect on the First Amendment Effective Date).

Section 2.25 Section 8.01 is hereby amended by adding the following at the end thereof: “(n) the Fold In is not consummated on or prior to June 30, 2023;”

Section 2.26 Section 11.05(b)(iv) is hereby amended by adding the following at the end thereof: “for the avoidance of doubt, without the written consent of the Specified Holders, no amendment, modification, termination, waiver or consent shall amend, modify, terminate or waive any provision of, or waive any Default or Event of Default under, Section 8.01(n);”

SECTION 3. Corrective Amendment. The Issuer and the Holders have jointly identified the following technical error in Section 8.01(d): there is a specific reference to “Section 6.01(m)” that was intended by the parties to be a reference to Section 6.01(l). Accordingly, effective as of the Closing Date, Section 8.01(d) is hereby amended by replacing the reference to “Section 6.01(m)” with “Section 6.01(1)”.

SECTION 4. Conditions Precedent. The effectiveness of this Amendment is subject to the following:

(a) Certain Documents. Each Holder and the Agent shall have received executed counterparts of this Amendment, duly executed by the Issuer, the Guarantors, the Agent and each of the Holders.

(b) Amendment to RBL Credit Agreement. All of the conditions precedent to the effectiveness of the RBL Amendment (as defined below) shall have been satisfied (or waived) or will be satisfied (or waived) substantially concurrently with the effectiveness of this Amendment in accordance with the RBL Amendment. The Agent shall have received counterparts of the Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date (the “RBL Amendment”), by and among the Issuer, the other Guarantors, the RBL Lenders party thereto, and the RBL Administrative Agent, in form and substance reasonably satisfactory to the Requisite Holders, certified as being true and complete by a Responsible Officer of the Issuer.

(c) Amendment to Brigham RBL Credit Agreement. All of the conditions precedent to the effectiveness of the Brigham RBL Amendment (as defined below) shall have been satisfied (or waived) or will be satisfied (or waived) substantially concurrently with the effectiveness of this Amendment in accordance with the Brigham RBL Amendment. The Agent shall have received (i) counterparts of the Sixth Amendment to Credit Agreement, dated as of the First Amendment Effective Date (the “Brigham RBL Amendment”), by and among Brigham Resources, LLC, as borrower, the financial institutions party thereto and Wells Fargo Bank, N.A., as administrative agent, and (ii) copies of (A) the Brigham RBL Credit Agreement (as in effect as of the First Amendment Effective Date) and (B) the other Brigham RBL Loan Papers (other than the Notes (as defined in the Brigham RBL Credit Agreement), the Letters of Credit (as defined in the Brigham RBL Credit Agreement), any fee letters, any certificates and any other Brigham RBL Loan Papers not required by the Requisite Holders to be delivered in connection herewith), each in form and substance reasonably satisfactory to the Requisite Holders and certified as being true and complete by a Responsible Officer of the Issuer.

(d) Brigham Merger Agreement. The Agent shall have received executed copies of the Brigham Merger Agreement (as in effect as of the First Amendment Effective Date) and any other documents related to the Brigham Merger reasonably requested by the Agent (at the direction of the Requisite Holders), each certified as being true and complete by a Responsible Officer of the Issuer.

(e) Issuer’s Agreement of Limited Partnership. The Issuer’s limited partnership agreement and all amendments or other modifications thereto, certified as being true and complete as of the First Amendment Effective Date by a Responsible Officer of the Issuer.

(f) Representations and Warranties. The Issuer shall deliver to the Agent and the Holders a certificate (i) certifying that each of the representations and warranties contained in Section 5 of this Amendment shall be true and correct and (ii) certifying that the amendments delivered pursuant to Section 4(b) and Section 4(c) are true and correct.

(f) Expenses. The Issuer shall have paid to the Agent and the Holders all amounts (invoiced at least two (2) Business Days prior to the First Amendment Effective Date (or such shorter time as is reasonably acceptable to the Issuer) with reasonable detail) required to be paid pursuant to Section 11.02 of the Note Purchase Agreement.

The Agent (at the direction of the Holders) shall notify the Issuer and the Holders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

Without limiting the generality of the provisions of Section 9.03 of the Note Purchase Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Holder as of the First Amendment Effective Date shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Holder unless the Agent shall have received written notice from such Holder prior to the First Amendment Effective Date specifying its objection thereto.

SECTION 5. Representations and Warranties. Issuer and each other Note Party hereby represents and warrants to the Agent and each Holder that the following statements are true and correct:

(a) After giving effect to this Amendment, all representations and warranties made by the Issuer contained herein or in the other Note Documents shall be true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates);

(b) This Amendment has been duly executed and delivered by the Issuer and each Guarantor, as applicable, and constitutes a legal, valid and binding obligation of the Issuer and each Guarantor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c) The execution, delivery and performance by the Issuer and such other Note Party of this Amendment are within the Issuer’s and such other Note Party’s corporate or equivalent powers, have been duly authorized by all necessary company action, do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority and do not violate or constitute a default under any provision of applicable law or material agreement binding upon the Issuer or such other Note Party or result in the creation or imposition of any Lien upon any of the assets of the Issuer or such other Note Party;

(d) This Amendment constitutes a legal, valid and binding obligation of the Issuer and such other Note Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(e) At the time of and immediately after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) no Default (as defined in the RBL Credit Agreement on the date hereof, or any functionally equivalent term) or Event of Default (as defined in the RBL Credit Agreement on the date hereof, or any functionally equivalent term) has occurred and is continuing (and that has not been waived); and

(f) Since the Closing Date, and as of the date hereof, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

SECTION 6. Expenses. The Issuer agrees to pay all reasonable out-of-pocket expenses incurred by the Agent, the Holders and their Affiliates, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Holders, in accordance with and to the extent required by Section 11.02 of the Note Purchase Agreement.

SECTION 7. Reference to and Effect on the Note Documents.

(a) From and after the First Amendment Effective Date, each reference in the Existing Note Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Note Documents to the Note Purchase Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Note Purchase Agreement.

(b) Except as expressly amended hereby, all of the terms and provisions of the Existing Note Purchase Agreement and all other Note Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Holder under the Existing Note Purchase Agreement or any Note Document, or constitute a waiver or amendment of any other provision of the Existing Note Purchase Agreement or any Note Document except as and to the extent expressly set forth herein. Section 11.08 of the Note Purchase Agreement remains in full force and effect and is hereby ratified and confirmed by each of the Issuer and each other Note Party. Except as expressly provided herein, neither the execution by the Agent or the Holders of this Amendment, nor any other act or omission by the Agent or the Holders or their respective officers in connection herewith, shall be deemed a waiver by the Agent or the Holders of any defaults which may exist or which may occur in the future under the Note Purchase Agreement and/or the other Note Documents (collectively, “Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Agent’s or any Holder’s right at any time to exercise any right, privilege or remedy in connection with the Note Documents with respect to any Violations, (ii) amend or alter any provision of the Note Purchase Agreement, the other Note Documents, or any other contract or instrument, except as expressly set forth herein, or (iii) constitute any course of dealing or other basis for altering any obligation of Issuer or any right, privilege or remedy of the Agent or the Holders under the Note Purchase Agreement, the other Note Documents, or any other contract or instrument.

(d) Each of the Issuer and each other Note Party hereby confirms that this Amendment shall not constitute a novation and that the guaranties, security interests and liens granted pursuant to the Note Documents (as amended hereby) continue to guarantee and secure the Obligations as set forth in the Note Documents (as amended hereby) and that such guaranties, security interests and liens remain in full force and effect.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

SECTION 9. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 10. Note Document and Integration. This Amendment is a Note Document, and together with the other Note Documents, represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties.

SECTION 11. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

SECTION 12. Severability. In case any provision in or obligation under this Amendment or any Note or other Note Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 13. Authorization by Holders. By their execution hereof, each Holder signatory hereto, constituting the Holders, directs, authorizes and consents to the Agent’s execution of this Amendment.

SECTION 14. Miscellaneous. Sections 11.01 (Notices), 11.03 (Indemnity; Limitation of Liability), 11.15 (CONSENT TO JURISDICTION), 11.16 (WAIVER OF JURY TRIAL) and 11.24 (Third Party Beneficiaries) of the Existing Note Purchase Agreement are hereby incorporated by reference mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ISSUER:	SITIO ROYALTIES OPERATING PARTNERSHIP, LP

	By:	/s/ Carrie Osicka
	Name:	Carrie Osicka
	Title:	Chief Financial Officer

Signature Page to First Amendment to Note Purchase Agreement

GUARANTORS:	DGK ORRI COMPANY, L.P.,
a Delaware limited partnership

By: Sitio Royalties GP, LLC, its general partner

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

NOBLE EF DLG LP, a Texas limited partnership

By: Noble EF DLG GP LLC, its general partner

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

NOBLE EF LP, a Texas limited partnership

By: Noble EF GP LLC, its general partner

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

NOBLE MARCELLUS LP, a Delaware limited partnership

By: Noble Marcellus GP LLC, its general partner

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

VICKICRISTINA, L.P., a Delaware limited partnership

By: Sitio Royalties GP, LLC, its general partner

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

Signature Page to First Amendment to Note Purchase Agreement

FALCON EAGLE FORD, L.P.,
a Delaware limited partnership

By: Sitio Royalties GP, LLC, its general partner

By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

KMF LAND, LLC,
a Delaware limited partnership

By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

DPM HOLDCO, LLC,
a Delaware limited partnership

By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

NOBLE EF DLG GP LLC,
a Texas limited liability company

By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

NOBLE EF GP LLC,
a Texas limited liability company

By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

NOBLE MARCELLUS GP, LLC,
a Delaware limited liability company

By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

Signature Page to First Amendment to Note Purchase Agreement

AGENT:	U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Agent

	By:	/s/ Prital Patel
	Name:	Prital K. Patel
	Title:	Vice President

Signature Page to First Amendment to Note Purchase Agreement

HOLDERS:	EOC PARTNERS CO-INVEST FUND – S LP

	By:	/s/ Richard Punches
	Name:	Richard Punches
	Title:	Managing Director

EOC PARTNERS FUND – C L.P.

	By:	/s/ Richard Punches
	Name:	Richard Punches
	Title:	Managing Director

Signature Page to First Amendment to Note Purchase Agreement

EIG GLOBAL PROJECT FUND V HOLDINGS, L.P

By: EIG GPF V Holdings GP, LLC, its general partner
By: EIG Asset Management, LLC, its sole member

By:	/s/ Clayton Taylor
Name: Clayton R. Taylor
Title: Managing Director

By:	/s/ Kathleen Turner
Name: Kathleen Turner
Title: Associate Counsel

PACIFIC INDEMNITY COMPANY

By: EIG Credit Management Company, LLC, its manager

By:	/s/ Clayton Taylor
Name: Clayton R. Taylor
Title: Managing Director

By:	/s/ Kathleen Turner
Name: Kathleen Turner
Title: Associate Counsel

EIG RIVER ENERGY PARTNERS, L.P.

By: EIG Management Company, LLC, its manager

By:	/s/ Clayton Taylor
Name: Clayton R. Taylor
Title: Managing Director

By:	/s/ Kathleen Turner
Name: Kathleen Turner
Title: Associate Counsel

Signature Page to First Amendment to Note Purchase Agreement

CARDINAL ENERGY LP

By: EIG Credit Management Company, LLC, its manager

By:	/s/ Clayton Taylor
Name: Clayton R. Taylor
Title: Managing Director

By:	/s/ Kathleen Turner
Name: Kathleen Turner
Title: Associate Counsel

FS ENERGY AND POWER FUND

By: FS/EIG Advisor, LLC, its investment adviser

By:	/s/ Clayton Taylor
Name: Clayton R. Taylor
Title: Authorized Person

By:	/s/ Kathleen Turner
Name: Kathleen Turner
Title: Associate Counsel

Signature Page to First Amendment to Note Purchase Agreement

BLACKROCK CAPITAL ALLOCATION TRUST

By: Blackrock Advisors, LLC, as Investment Advisor

By:	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

BLACKROCK GLOBAL LONG/SHORT CREDIT FUND OF BLACKROCK FUNDS IV

By: Blackrock Advisors, LLC, as Investment Manager

By:	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO OF BLACKROCK FUNDS V

By: Blackrock Advisors, LLC, as Investment Advisor

By:	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

Signature Page to First Amendment to Note Purchase Agreement

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.

By: BlackRock Advisors, LLC, the Fund’s Investment Manager

By:	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

STRATEGIC INCOME OPPORTUNITIES FUND

By: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the Strategic Income Opportunities Fund

By:	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

BLACKROCK TOTAL RETURN BOND FUND

By: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the BlackRock Total Return Bond Fund

By:	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

Signature Page to First Amendment to Note Purchase Agreement

BLACKROCK GLOBAL FUNDS – FIXED INCOME GLOBAL OPPORTUNITIES FUND

By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

BRIGHTHOUSE FUNDS TRUST II – BLACKROCK BOND INCOME PORTFOLIO

By: BlackRock Advisors, LLC, as Investment Advisor

By:	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

MASTER TOTAL RETURN PORTFOLIO OF MASTER BOND LLC

By: BlackRock Financial Management, Inc., its Registered Sub-Advisor

By:	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

Signature Page to First Amendment to Note Purchase Agreement